united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

Item 1. Reports to Stockholders.

Power Dividend Index VIT Fund

Class 1 shares

Class 2 shares

Power Income VIT Fund

Class 1 shares

Class 2 shares

Power Momentum Index VIT Fund

Class 1 shares

Class 2 shares

Annual Report

December 31, 2020

1-877-7PWRINC

1-877-779-7462

Distributed by Northern Lights Distributors, LLC

Member FINRA

POWER INCOME VIT FUND

POWER DIVIDEND INDEX VIT FUND

POWER MOMENTUM INDEX VIT FUND

ANNUAL LETTER TO SHAREHOLDERS

BY JEFFREY R. THOMPSON, CHIEF EXECUTIVE OFFICER, PORTFOLIO MANAGER

January 25, 2021

Dear Investors,

We are pleased to address our annual letter to shareholders of the Power Income VIT Fund, the Power Dividend Index VIT Fund, and the Power Momentum Index VIT Fund (each a “Power VIT Fund” and collectively the “Power VIT Funds”).

During the period for calendar year ended December 31, 2020 the Power Income VIT Fund, the Power Dividend Index VIT Fund, the Power Momentum Index VIT Fund had the following performance relative to their respective benchmark indices:

Returns for Period December 31, 2019 through December 31, 2020

Power Income VIT Fund Class 1	-5.61%
Power Income VIT Fund Class 2	-5.97%
Power Dividend Index VIT Fund	-7.25%
Power Momentum Index VIT Fund	-1.20%

S&P 500 Total Return Index	18.40%
Bloomberg Barclays US Aggregate Index	7.51%

Source: Gemini Fund Administration

It will be a year to forget for many who struggled with the devastating health and/or economic impact of Covid-19. But for financial markets, dire macroeconomic data caused abnormally great returns.

	1926-2020	2010s	2020
Stocks	11.6%	13.6%	18.4%
Corporate Bonds	6.9%	8.2%	15.4%
Government Bonds	6.7%	6.9%	17.5%
Treasury Bills	3.1%	0.6%	0.7%
Inflation	2.5%	1.8%	1.4%

source:BAML

The unprecedented fiscal and monetary policy response was successful in preventing mass business failures and replacing people’s income. Since screeching to a halt in April, the economic recovery has been largely unabated. But the next part of the upturn will be more organic, as the vaccine rollout should spur a re-opening of depressed areas of the economy and a return to pre-pandemic activity levels. We are optimistic that 2021 will be a new dawn! But with plenty of risks on the horizon and no cheap assets, tactical management is now more important than ever.

FIRM UPDATE

We are thrilled to announce our new firm name, Donoghue Forlines, LLC (“Donoghue Forlines”). This important update became effective September 30, 2020 and solidifies the union of W.E. Donoghue & Co., LLC and JAForlines Global, LLC, which took place at the end of 2017. The acquisition resulted in a unique firm in the investment management space, and over the past two plus years together we have evolved a compelling product lineup by combining fundamental, top-down research strategies along with rules-based disciplines. Donoghue Forlines more accurately depicts who we are today as a tactical investment management firm.

With this name change, we are also excited to introduce a new brand identity and website (www.donoghueforlines.com) that reflects our story. While this is an exciting change for us, rest assured our core beliefs and philosophies remain the same. We are committed to providing you the quality of service and communications you have come to expect.

UPDATE ON THE POWER INCOME VIT FUND

The fund’s primary investment objective is total return from income and capital appreciation. It has a secondary objective of capital preservation. We find income opportunities across the three major asset classes – global fixed income, global equities and alternatives. We believe this orientation is critical to both short- and long-term investment success.

Fixed income markets have undergone significant structural change since the 2008 financial crisis. Their prices have risen as a result of quantitative easing programs which saw central banks buy government and investment grade corporate bonds. Such programs mean that bond prices have risen and yields, which move inversely to prices, have fallen. There is now over $18 trillion of global outstanding debt offering investors negative nominal yields!

Gone are the days of safe government bonds with inflation beating yields. With bonds expensive and providing little in the way of income, investors seeking lower-risk income may find a traditional bond allocation is not suitable for their needs. Such investors may choose instead to favor a multi-asset approach offering the ability to navigate an increasingly fluid and rapidly changing opportunity set. Forward -looking risk assessment through fundamental analysis seeks to anticipate market events and trends rather than reacting to them. We believe global diversification across asset classes seeks to reduce portfolio risk and volatility by limiting exposure to individual risk factors.

The past year has been a time of sudden change for global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. As the threat of covid-19 became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices and bond yields. Following an unprecedented policy response, economic activity rebounded strongly from extremely low levels in April and asset prices recovered sharply.

The Power Income VIT Fund underperformed its primary benchmark the US Bloomberg Barclays Aggregate Bond index. The fund started the year positioned around credit, equity, and other alternative sources of income, while holding short duration bonds to act as a portfolio ballast given an aging cycle. As financial markets experienced historic volatility in March, we took steps to de-risk the portfolio by selling risk assets and adding to near-cash positions. However, our elevated near-cash and cash equivalent positions were the biggest detractor to performance for the fund. Asset prices recovered sharply, and our fund did not fully participate. By early summer, it became clear that the economic recovery had legs and we started to adapt the portfolio. Our biggest contributors were our allocations to credit, equities and long duration treasuries.

Asset markets are likely to continue to be volatile as we enter an uncertain recovery; our approach is to emphasize diversification and spend a lot of time researching the effect of currency, rates, and economic conditions on regions and sectors.

UPDATE ON THE POWER DIVIDEND INDEX VIT FUND

The Power Dividend Index VIT Fund’s primary objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the fund. The Fund seeks to beat the total return performance of the S&P 500 Index over a full market cycle on a risk adjusted basis.

The Power Dividend VIT Fund began the year in a bullish stance invested in dividend stocks. The Fund had 3 technical triggers during the year:

Date	Action	Commentary	Sentiment
3/4/20	SELL out 50%	SELL 50% INDEX names / BUY 50% ST Treasury Basket	Cautiously Bearish
6/20/20	SELL out 100%	SELL 100% INDEX name / BUY 100% ST Treasury Basket	Bearish
8/17/20	BUY in 100%	BUY 100% INDEX name / SELL 100% ST Treasury Basket	Bullish

The past year has been a time of sudden change for global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. As the threat of covid-19 became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices and bond yields. Following an unprecedented policy response, economic activity rebounded strongly from extremely low levels in April and asset prices recovered sharply.

Unfortunately, we have not participated fully in the movement of equity markets in the last year. The Fund avoided some of the downside in March with a 50% move to short term treasuries in early March. However, the fund did not benefit from its equal-weight positioning. Our secondary defensive overlay triggered in June, and the Fund was positioned in short term treasuries for a large part of the rally over the summer. In August, the Fund turned bullish again and has benefitted from the cyclical rotation at the end of the year. Not being invested in the market throughout the first quarter and the fund had two defensive triggers during the year that proved to be untimely.

But our focus continues to be risk-adjusted returns over a full market cycle. When we look at the S&P 500 Total Return Index, since the beginning of 2018, you can see by the large swings in the markets, that this has led to a challenging environment. These large and sudden “V” spikes in the markets that are not historically a frequent occurrence were challenging for our strategy. Many investors are relying on the strategy to help mitigate their overall exposure to risk, being more sensitive to the risk vs. return trade-off. This is where we may miss upside in some instances for the greater good of missing the catastrophic downside, which can be devastating to a pre-retiree or retiree.

UPDATE ON THE POWER MOMENTUM INDEX VIT FUND

Power Momentum Index VIT Fund’s primary objective is capital growth and income. Capital preservation is a secondary objective of the fund. The Fund seeks to beat the total return performance of the S&P 500 Index over a full market cycle on a risk- adjusted basis.

During the year, the strategy had 17 total tactical sector triggers.

Date	Action	Commentary
2/14/20	SELL Energy / BUY Short Term Treasury Basket	Bearish
3/3/20	SELL Materials / BUY Short Term Treasury Basket	Bearish
3/10/20	SELL Financials / BUY Short Term Treasury Basket	Bearish
3/11/20	SELL Industrials / BUY Short Term Treasury Basket	Bearish
3/16/20	SELL Consumer Staples - Consumer Discretionary - Communications / BUY Short Term Treasury Basket	Bearish
3/18/20	SELL Healthcare / BUY Short Term Treasury Basket	Bearish
3/24/20	SELL Information Technology / BUY Short Term Treasury Basket	Bearish
5/26/20	BUY Healthcare / SELL Short Term Treasury Basket	Bullish
6/1/20	BUY Information Technology / SELL Short Term Treasury Basket	Bullish
6/4/20	BUY Consumer Discretionary / SELL Short Term Treasury Basket	Bullish
6/5/20	BUY Communications / SELL Short Term Treasury Basket	Bullish
6/10/20	BUY Materials / SELL Short Term Treasury Basket	Bullish
6/24/20	BUY Industrials / SELL Short Term Treasury Basket	Bullish
7/6/20	BUY Financials / SELL Short Term Treasury Basket	Bullish
7/21/20	BUY Utilities / SELL Short Term Treasury Basket	Bullish
9/4/20	SELL Energy / BUY Short Term Treasury Basket	Bearish
12/8/20	BUY ENERGY / SELL ShortTerm Treasury Basket	Bullish

The past year has been a time of sudden change for global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. As the threat of covid-19 became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices and bond yields. Following an unprecedented policy response, economic activity rebounded strongly from extremely low levels in April and asset prices recovered sharply.

Unfortunately, we have not participated fully in the movement of equity markets in the last year. The Fund sold out of all sectors during historic volatility in March. Every sector overlay triggered bullish as equity markets recovered, but for the majority, at prices higher than the Fund originally sold. When we look at the S&P 500 Total Return Index, since the beginning of 2018, you can see by the large swings in the markets, that this has led to a challenging environment. These large and sudden “V” spikes in the markets that are not historically a frequent occurrence were challenging for our strategy. Many investors are relying on the strategy to help mitigate their overall exposure to risk, being more sensitive to the risk vs. return trade-off. This is where we may miss upside in some instances for the greater good of missing the catastrophic downside, which can be devastating to a pre-retiree or retiree.

DIVIDENDS AND DISTRIBUTIONS

The Power Income VIT Fund, the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund made the following dividend and capital gain distributions during the year ended December 31, 2020:

Power Income VIT Fund Class 1

	Long-Term	Short-Term	Dividend	Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
10/26/2020	0.0000	0.0000	0.2366	0.2366

Power Income VIT Fund Class 2

	Long-Term	Short-Term	Dividend	Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
10/26/2020	0.0000	0.0000	0.1869	0.1869

Power Dividend Index VIT Fund

	Long-Term	Short-Term	Dividend	Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
03/30/2020	0.0000	0.0000	0.0827	0.0827
09/29/2020	0.0000	0.0000	0.0274	0.0274
10/26/2020	0.0000	0.0000	0.6013	0.6013

Power Momentum Index VIT Fund

	Long-Term	Short-Term	Dividend	Distribution
Distribution Date	Capital Gains	Capital Gains	Income	Total
10/26/2020	0.0000	2.1711	0.0445	2.2156

Source: Ultimus Fund Services

MARKET OUTLOOK AND POTENTIAL POWER VIT FUND IMPLICATIONS

2021: Vaccine > Virus

As a new wave of Covid infections grips major economies (and social restrictions return), the hopes for a return to pre-pandemic normal rest on the rollout of vaccines. The good news is that a dozen vaccine manufacturers are rapidly ramping up production, and estimates suggest 1.1bn people could be vaccinated by the end of the year! This implies that most developed economies could be inoculated by late 2021. The bad news is that many emerging economies will take longer and significant risk factors could still derail the global vaccination push, including new strains or mutations of the virus, complications in storage that could lead to waste, and vaccine acceptance by the general population. Our baseline view is that we will overcome these hurdles, but we will continue to monitor the rollout and manage risk where necessary.

2021: Stocks/Credit > Government Bonds

The vaccine rollout paves the way for a rapid rebound in economic activity in the second half of 2021. With the policy “genie” out of the bottle, fiscal and monetary policy will continue to be accommodative. A unified government increases the odds of another round of fiscal stimulus and the federal reserve’s forward guidance remains patient to raise interest rates. Therefore, T.I.N.A (there is no alternative to stocks) will continue to dominate investor behavior in the short to intermediate term.

In this environment we anticipate that stocks & credit will outperform government bonds. We prefer a barbell of innovative & quality companies with a careful selection of cyclical value companies that we believe will benefit from the virus receding. This includes international opportunities, especially in emerging markets.

The primary risk to the bull case is euphoric investor sentiment. Valuations are at elevated levels, price action is increasingly speculative (SPACs, IPOs, Bitcoin, Call buying), and investors are increasingly taking above average risk. We will continue to monitor bullish sentiment for corrections, but the risk won’t be systemic unless fiscal & monetary policy mistakes derail post-Virus recovery.

New bull markets born during a recession typically last for years, not months. In other words, we believe that this bull market may have a long way to run both in time and price. Since 1871, buying the market when it closed the year at an all-time high offered a better-than-average return (15% vs. 10% for other years), with the distribution of returns skewed visibly to the upside.

2020’s: A New World for Bond Investors

Simply put, interest rates are in a long-term secular bear market. At 0.9%, yields on 10-year US notes are near the lowest in modern history, and adjusted for inflation, bond investors are locking in a guaranteed loss of about 0.8% per year for the privilege of getting their money back. Additionally, government bonds have reached valuation levels that fundamentally change the characteristics they bring to a portfolio. With real yields negative and interest rates up against their lower bounds, bonds diversification and risk-reduction benefits have weakened.

In the last three years, with the final acceleration caused by the virus-induced massive global economic disruption, bonds have transformed from “risk-free return” to “return-free risk.”

Because of this, investors are forced to move up the risk spectrum for returns. The best risk-adjusted opportunities remain in credit (specifically high yield corporate bonds) to reduce interest rate risk and generate meaningful yield. However, credit poses its own risks, so investors are also forced to manage volatility with tactical management.

2020’s: Tactical > Strategic Management

The era of passive index dominance may be ending. As a result, conventional indexes in both equities and bonds may require a re-think.

For financial advisors, the “core portfolio” has traditionally consisted of a mix of stocks and bonds – commonly referred to as the “60/40.” And in recent years, the 60/40 portfolio has delivered superior risk-adjusted returns.

But past performance is not indicative of future results and we believe 60/40 portfolio outperformance is over.

The yield on a 60/40 portfolio has reached an all-time low … and as we’ve demonstrated above, there’s a sea-change happening in equity markets factors. based on a diverse set of capital market assumptions, the 60/40 portfolio could face a potential “lost decade”.

The 40% in bonds provides less reward and more risk with yields near their lower bounds. And the 60% many investors have in large-cap stocks in traditional styles (e.g. Value, Growth) may be just as perilous over a longer timeframe. Indexes originally constructed to offer diversification are now weighted heavily to just a handful of companies… and have large allocations to industries at risk to disruption.

Investors need to adapt their portfolio for today’s low return environment or accept low (or negative) expected returns. Advisors are challenged to rethink foundational portfolio elements of investor portfolios – which means seeking out strategies that bolster the “core” going forward. With no cheap assets, tactical and unconstrained management is now more important than ever. In order to produce positive returns over the next 5-10 years, investors will need to actively manage growth cycles. Tactical management is an excellent alternative for advisors trying to navigate this new environment for their clients. In today’s markets, 60/40 retirement rule is stuck in the past.

Regards,

Jeffrey R. Thompson

President, CEO & Portfolio Manager

2181-NLD-2/12/2021

Power Dividend Index VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2020

The Fund’s performance figures* for the periods ended December 31, 2020, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Ten Year	Since Inception (a)
Power Dividend Index VIT Fund - Class 1	(7.25)%	(1.54)%	2.93%	2.36%
S&P 500 Value Total Return Index (b)	16.26%	12.94%	11.56%	7.02%
S&P 500Total Return Index (c)	18.40%	15.22%	13.88%	9.29%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares, as well as other charges and expenses of the insurance contract or separate account. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class 1 and Class 2 prospectus dated May 1, 2020 is 1.78% and 2.03% for Class 1 and Class 2 shares, respectively. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2021, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation), will not exceed 2.00% and 2.50% of the Fund’s average daily net assets for Class 1 and Class 2 shares, respectively. As of December 31, 2020 Class 2 shares have not commenced operations. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is May 1, 2007

(b)	The S&P 500 Value Total Return Index measures the performance of the large-capitalization value sector in the US equity market. It is a subset of the S&P 500 Index and consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics. Investors cannot invest directly in an index.

(c)	The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized US domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Portfolio Composition as of December 31, 2020
Holdings By Investment Types	% of Net Assets
Common Stock	98.2%
Short-Term Investments	2.0%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Power Income VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2020

The Fund’s performance figures* for the periods ended December 31, 2020, compared to its benchmarks:

		Annualized	Annualized
	One Year	Five Year	Since Inception (a)
Power Income VIT Fund - Class 1	(5.61)%	2.44%	2.39%
Power Income VIT Fund - Class 2	(5.97)%	0.86%	0.91%
Bloomberg Barclays Global Aggregate Bond Index (b)	9.20%	4.79%	2.37%
Bloomberg Barclays U.S. Aggregate Bond Index (c)	7.51%	4.44%	3.37%
Reference Index (d)	12.56%	7.05%	4.68%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares, as well as other charges and expenses of the insurance contract, or separate account. The total operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2020 are 2.84% and 3.34% for Class 1 and Class 2 respectively. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2021, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation), will not exceed 2.00% and 2.50% of the Fund’s average daily net assets for Class 1 and Class 2 shares, respectively. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date for Class 1 and Class 2 shares is April 30, 2012.

(b)	The Bloomberg Barclays Global Aggregate Bond Index is composed of the U.S. Aggregate Index, the Pan-European Index and the Japanese component of the Global Treasury Index. All issues must be fixed rate, nonconvertible and have at least one year remaining to maturity. Securities from countries classified as emerging markets are excluded. The index weighted according to each country’s market capitalization, except for Japan, which is weighted by the market capitalization of the 40 largest Japanese government bonds. This Index has been selected as the Fund’s new primary benchmark as it is more representative of the Fund’s investment strategy and portfolio holdings.

(c)	The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

(d)	The Reference Index is a combination of 80% Bloomberg Barclays Global Aggregate Bond Index, 10% of MSCI ACWI, and 10% of S&P Goldman Sachs Commodities Index. The MSCI SCWI Index represents the performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. The S&P Goldman Sachs Commodities Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.

Portfolio Composition as of December 31, 2020
Holdings By Investment Type	% of Net Assets
Exchange Traded Funds	96.6%
Short-Term Investments	4.2%
Liabilities in Excess of Other Assets	(0.8)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Power Momentum Index VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2020

The Fund’s performance figures* for the periods ended December 31, 2020, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Ten Year	Since Inception (a)
Power Momentum Index VIT Fund - Class 1	(1.20)%	5.74%	8.55%	5.21%
S&P 500 Total Return Index (b)	18.40%	15.22%	13.88%	9.29%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares, as well as other charges and expenses of the insurance contract or separate account. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class 1 and Class 2 prospectus dated May 1, 2020, is 1.51% and 1.76% for Class 1 and Class 2 shares, respectively. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund at least until October 31, 2021, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation), will not exceed 2.00% and 2.50% of the Fund’s average daily net assets for Class 1 and Class 2 shares, respectively. As of December 31, 2020 Class 2 shares have not commenced operations. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is May 1, 2007

(b)	The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized US domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Portfolio Composition as of December 31, 2020
Holdings By Investment Type	% of Net Assets
Common Stock	98.3%
Short-Term Investments	1.9%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Power Dividend Index VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares		Fair Value
	COMMON STOCK - 98.2%
	ADVERTISING & MARKETING - 3.8%
8,259	Interpublic Group of Companies, Inc. (The)	$194,252
3,056	Omnicom Group, Inc.	190,603
		384,855
	AEROSPACE & DEFENSE - 1.9%
542	Lockheed Martin Corporation	192,399

	ASSET MANAGEMENT - 2.0%
8,103	Franklin Resources, Inc.	202,494

	BANKING - 4.1%
19,674	New York Community Bancorp, Inc.	207,561
15,408	People's United Financial, Inc.	199,225
		406,786
	BIOTECH & PHARMA - 7.9%
855	Amgen, Inc.	196,582
1,231	Eli Lilly and Company	207,842
3,238	Gilead Sciences, Inc.	188,646
1,277	Johnson & Johnson	200,974
		794,044
	CABLE & SATELLITE - 2.0%
30,792	Sirius XM Holdings, Inc.	196,145

	CHEMICALS - 3.9%
5,005	CF Industries Holdings, Inc.	193,744
3,627	Dow, Inc.	201,299
		395,043
	CONTAINERS & PACKAGING - 3.9%
4,059	International Paper Company	201,813
3,234	Sonoco Products Company	191,615
		393,428
	DIVERSIFIED INDUSTRIALS - 1.9%
2,409	Emerson Electric Company	193,611

	ELECTRIC UTILITIES - 8.1%
2,620	Dominion Energy, Inc.	197,024
3,558	Evergy, Inc.	197,505
5,919	NRG Energy, Inc.	222,258
6,158	OGE Energy Corporation	196,194
		812,981
	FOOD - 3.9%
8,808	Flowers Foods, Inc.	199,325
3,319	General Mills, Inc.	195,157
		394,482
	GAS & WATER UTILITIES - 2.0%
5,600	UGI Corporation	195,776

	HEALTH CARE FACILITIES & SERVICES - 2.0%
3,639	Cardinal Health, Inc.	194,905

	HOME & OFFICE PRODUCTS - 6.1%
4,811	Leggett & Platt, Inc.	213,127
9,693	Newell Brands, Inc.	205,782
1,083	Whirlpool Corporation	195,471
		614,380
	INDUSTRIAL SUPPORT SERVICES - 4.0%
2,337	MSC Industrial Direct Company, Inc.	197,219
905	Watsco, Inc.	205,028
		402,247
	INSURANCE - 3.9%
2,512	Prudential Financial, Inc.	196,112
8,414	Unum Group	193,017
		389,129
	LEISURE PRODUCTS - 2.0%
2,127	Polaris, Inc.	202,661

See accompanying notes to financial statements.

Power Dividend Index VIT Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

Shares		Fair Value
	COMMON STOCK - 98.2% (Continued)
	MACHINERY - 1.9%
1,094	Snap-on, Inc.	$187,227

	OIL & GAS PRODUCERS - 9.1%
2,136	Chevron Corporation	180,385
4,577	ConocoPhillips	183,034
7,165	HollyFrontier Corporation	185,215
13,440	Kinder Morgan, Inc.	183,725
9,015	Williams Companies, Inc. (The)	180,751
		913,110
	PUBLISHING & BROADCASTING - 2.1%
4,441	World Wrestling Entertainment, Inc.	213,390

	RETAIL - CONSUMER STAPLES - 1.9%
4,750	Walgreens Boots Alliance, Inc.	189,430

	RETAIL - DISCRETIONARY - 2.0%
2,039	Genuine Parts Company	204,777

	SEMICONDUCTORS - 2.1%
488	Broadcom, Inc.	213,671

	STEEL - 1.8%
3,433	Nucor Corporation	182,601

	TECHNOLOGY HARDWARE - 8.2%
4,472	Cisco Systems, Inc.	200,122
8,548	HP, Inc.	210,195
9,074	Juniper Networks, Inc.	204,256
3,200	NetApp, Inc.	211,968
		826,541
	TELECOMMUNICATIONS - 1.9%
3,266	Verizon Communications, Inc.	191,878

	TOBACCO & CANNABIS - 3.8%
4,605	Altria Group, Inc.	188,805
2,322	Philip Morris International, Inc.	192,238
		381,043

	TOTAL COMMON STOCK (Cost - $9,624,955)	9,869,034

	SHORT-TERM INVESTMENTS - 2.0%
	MONEY MARKET FUNDS - 2.0% *
10	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 0.01%	10
200,259	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 0.03%	200,259
	TOTAL SHORT-TERM INVESTMENTS (Cost - $200,269)	200,269

	TOTAL INVESTMENTS - 100.2% (Cost - $9,825,224)	$10,069,303
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(15,121)
	NET ASSETS - 100.0%	$10,054,182

*	Money market fund; interest rate reflects effective yield on December 31, 2020.

See accompanying notes to financial statements.

Power Income VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 96.6%
	COMMODITY FUND - 6.0%
12,397	SPDR Gold MiniShares Trust *	$234,799
	TOTAL COMMODITY FUND (Cost - $231,241)

	DEBT FUNDS - 73.4%
4,609	BlackRock Short Maturity Bond ETF	231,234
21,364	iShares 0-5 Year High Yield Corporate Bond ETF	970,780
4,823	iShares 7-10 Year Treasury Bond ETF	578,519
2,810	iShares iBoxx $ Investment Grade Corporate Bond ETF	388,145
6,064	JPMorgan Ultra-Short Income ETF	307,991
8,706	SPDR Wells Fargo Preferred Stock ETF	386,633
	TOTAL DEBT FUNDS (Cost - $2,768,484)	2,863,302

	EQUITY FUNDS - 17.2%
3,505	iShares Core Dividend Growth ETF	157,094
3,203	iShares Emerging Markets Dividend ETF	119,248
6,222	iShares Mortgage Real Estate ETF	198,233
1,689	iShares MSCI USA Quality Factor ETF	196,279
	TOTAL EQUITY FUNDS (Cost - $601,390)	670,854

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,601,115)	3,768,955

	SHORT-TERM INVESTMENTS - 4.2%
	MONEY MARKET FUNDS - 4.2% **
2,372	Dreyfus Treasury Securities Cash Management - Institutional Class, 0.01%	2,372
1,565	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 0.01%	1,565
145,409	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 0.03%	145,409
13,900	Invesco STIT Liquid Assets - Government & Agency Portfolio - Institutional Class, 0.03%	13,900
	TOTAL SHORT-TERM INVESTMENTS (Cost - $163,246)	163,246

	TOTAL INVESTMENTS - 100.8% (Cost - $3,764,361)	$3,932,201
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%	(30,889)
	NET ASSETS - 100.0%	$3,901,312

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor's Depositary Receipt

STIT - Short Term Investment Trust

*	Non-income producing security

**	Money market fund; interest rate reflects effective yield on December 31, 2020.

See accompanying notes to financial statements.

Power Momentum Index VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares		Fair Value
	COMMON STOCK - 98.3%
	APPAREL & TEXTILE PRODUCTS - 6.0%
32,098	Capri Holdings Ltd. *	$1,348,116
41,646	Tapestry, Inc.	1,294,358
71,751	Under Armour, Inc. *	1,231,965
		3,874,439
	ASSET MANAGEMENT - 3.9%
24,972	Charles Schwab Corporation (The)	1,324,515
68,977	Invesco Ltd.	1,202,269
		2,526,784
	BANKING - 2.1%
3,454	SVB Financial Group *	1,339,565

	BEVERAGES - 1.9%
26,527	Molson Coors Beverage Company	1,198,755

	BIOTECH & PHARMA - 7.5%
19,925	Bridgebio Pharma, Inc. *	1,416,867
14,684	Denali Therapeutics, Inc. *	1,229,932
9,339	Kodiak Sciences, Inc. *	1,371,992
7,749	Moderna, Inc. *	809,538
		4,828,329
	CABLE & SATELLITE - 2.1%
34,750	Altice USA, Inc. *	1,315,983

	CHEMICALS - 5.8%
8,234	Avery Dennison Corporation	1,277,176
31,850	Corteva, Inc.	1,233,232
12,144	Eastman Chemical Company	1,217,800
		3,728,208
	CONTAINERS & PACKAGING - 2.0%
25,636	International Paper Company	1,274,622

	DIVERSIFIED INDUSTRIALS - 1.9%
110,589	General Electric Company	1,194,361

	ELECTRIC UTILITIES - 10.6%
25,777	Brookfield Renewable Corporation	1,502,026
13,598	Duke Energy Corporation	1,245,033
16,904	Ormat Technologies, Inc.	1,526,093
102,450	PG&E Corporation *	1,276,527
20,404	Southern Company (The)	1,253,418
		6,803,097
	ELECTRICAL EQUIPMENT - 2.0%
5,058	Littelfuse, Inc.	1,288,070

	ENGINEERING & CONSTRUCTION - 1.9%
16,959	Quanta Services, Inc.	1,221,387

	ENTERTAINMENT CONTENT - 2.0%
35,093	ViacomCBS, Inc.	1,307,565

	FOOD - 2.0%
22,752	Darling Ingredients, Inc. *	1,312,335

	HOUSEHOLD PRODUCTS - 2.1%
187,980	Coty, Inc.	1,319,620

	INSTITUTIONAL FINANCIAL SERVICES - 2.1%
12,227	Evercore, Inc.	1,340,568

	INTERNET MEDIA & SERVICES - 5.4%
17,451	Pinterest, Inc. *	1,150,021
3,539	Roku, Inc. *	1,175,019
23,120	Snap, Inc. *	1,157,618
		3,482,658
	LEISURE PRODUCTS - 4.0%
9,885	Axon Enterprise, Inc. *	1,211,209
78,260	Mattel, Inc. *	1,365,637
		2,576,846
	MACHINERY - 2.0%
13,424	Toro Company (The)	1,273,132

	METALS & MINING - 2.0%
49,225	Freeport-McMoRan, Inc.	1,280,834

See accompanying notes to financial statements.

Power Momentum Index VIT Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

Shares		Fair Value
	COMMON STOCK - 98.3% (Continued)
	OIL & GAS PRODUCERS - 7.4%
31,706	Cimarex Energy Company	$1,189,292
77,653	Devon Energy Corporation	1,227,694
30,032	ONEOK, Inc.	1,152,628
43,902	Targa Resources Corporation	1,158,135
		4,727,749
	OIL & GAS SERVICES & EQUIPMENT - 1.8%
54,322	Baker Hughes Company	1,132,614

	RENEWABLE ENERGY - 2.4%
45,611	Plug Power, Inc. *	1,546,669

	RETAIL - CONSUMER STAPLES - 4.0%
3,284	Costco Wholesale Corporation	1,237,346
7,457	Five Below, Inc. *	1,304,826
		2,542,172
	SEMICONDUCTORS - 3.9%
12,705	Entegris, Inc.	1,220,950
17,355	Micron Technology, Inc. *	1,304,749
		2,525,699
	SOFTWARE - 5.6%
14,597	Cloudflare, Inc. *	1,109,226
10,503	Omnicell, Inc. *	1,260,570
8,769	Zendesk, Inc. *	1,255,019
		3,624,815
	SPECIALTY FINANCE - 2.0%
101,377	SLM Corporation	1,256,061

	WHOLESALE - CONSUMER STAPLES - 1.9%
18,378	Bunge Ltd.	1,205,229

	TOTAL COMMON STOCK (Cost - $60,534,289)	63,048,166

	SHORT-TERM INVESTMENTS - 1.9%
	MONEY MARKET FUNDS - 1.9% **
129	Dreyfus Treasury Securities Cash Management - Institutional Class, 0.01%	129
75	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 0.01%	75
1,188,366	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 0.03%	1,188,366
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,188,570)	1,188,570

	TOTAL INVESTMENTS - 100.2% (Cost - $61,722,859)	$64,236,736
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(97,795)
	NET ASSETS - 100.0%	$64,138,941

*	Non-income producing security

**	Money market fund; interest rate reflects effective yield on December 31, 2020.

See accompanying notes to financial statements.

Power VIT Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020

	Power Dividend	Power Income		Power Momentum
	Index VIT Fund	VIT Fund		Index VIT Fund
ASSETS
Investment securities:
At cost	$9,825,224	$3,764,361		$61,722,859
At value	$10,069,303	$3,932,201		$64,236,736
Dividends and interest receivable	32,849	481		17,420
Due from advisor	—	3,097		—
Prepaid expenses and other assets	258	212		623
TOTAL ASSETS	10,102,410	3,935,991		64,254,779

LIABILITIES
Investment advisory fees payable	7,329	—		53,335
Payable for Fund shares repurchased	8,981	211		4,072
Payable to related parties	6,443	8,405		17,081
Distribution (12b-1) fees payable	2,175	1,658		13,334
Payable to Trustees	100	100		100
Accrued expenses and other liabilities	23,200	24,305		27,916
TOTAL LIABILITIES	48,228	34,679		115,838
NET ASSETS	$10,054,182	$3,901,312		$64,138,941

COMPOSITION OF NET ASSETS:
Paid in capital	$16,947,836	$4,569,019		$66,444,945
Accumulated losses	(6,893,654)	(667,707)		(2,306,004)
NET ASSETS	$10,054,182	$3,901,312		$64,138,941

NET ASSET VALUE PER SHARE:
Class 1 Shares:
Net Assets	$10,054,182	$123		$64,138,941
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	772,658	12		2,529,840
Net asset value (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$13.01	$10.03	(a)	$25.35

Class 2 Shares:
Net Assets	$—	$3,901,189		$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	—	430,051		—
Net asset value (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$—	$9.07		$—

(a)	NAV does not recalculate due to rounding of net assets and shares.

See accompanying notes to financial statements.

Power VIT Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2020

	Power Dividend	Power Income	Power Momentum
	Index VIT Fund	VIT Fund	Index VIT Fund
INVESTMENT INCOME
Dividends	$373,664	$100,629	$792,167
Interest	1,276	537	4,780
Securities Lending Income	169	315	12,939
TOTAL INVESTMENT INCOME	375,109	101,481	809,886

EXPENSES
Investment advisory fees	111,893	50,025	592,550
Distribution (12b-1) fees
Class 1	27,973	—	148,137
Class 2	—	25,012	—
Administration fees	26,570	19,226	74,766
Accounting services fees	25,164	31,200	28,541
Audit fees	19,127	18,627	17,127
Legal fees	14,120	13,564	13,979
Compliance officer fees	12,356	9,524	8,984
Trustees' fees and expenses	8,186	16,241	8,186
Transfer agent fees	3,677	4,175	10,713
Custodian fees	7,995	5,084	7,033
Printing and postage expenses	5,106	4,843	15,983
Interest Expense	2,602	330	31
Insurance expense	637	380	1,558
Other expenses	563	2,004	564
TOTAL EXPENSES	265,969	200,235	928,152
Less: Fees waived/reimbursed by the Advisor	(40,282)	(74,925)	—
NET EXPENSES	225,687	125,310	928,152

NET INVESTMENT INCOME (LOSS)	149,422	(23,829)	(118,266)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(2,186,519)	(623,173)	(4,848,461)
Net change in unrealized appreciation (depreciation) on investments	(190,116)	44,807	2,501,520
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,376,635)	(578,366)	(2,346,941)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,227,213)	$(602,195)	$(2,465,207)

See accompanying notes to financial statements.

Power Dividend Index VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
FROM OPERATIONS
Net investment income	$149,422	$547,335
Net realized loss from security transactions	(2,186,519)	(1,854,940)
Net change in unrealized appreciation (depreciation) on investments	(190,116)	305,636
Net decrease in net assets resulting from operations	(2,227,213)	(1,001,969)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions Paid
Class 1	(547,054)	(455,157)
Total distributions to shareholders	(547,054)	(455,157)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class 1	754,115	6,945,992
Reinvestment of distributions
Class 1	547,054	455,157
Payments for shares redeemed
Class 1	(11,257,776)	(15,023,788)
Net decrease in net assets resulting from shares of beneficial interest	(9,956,607)	(7,622,639)

TOTAL DECREASE IN NET ASSETS	(12,730,874)	(9,079,765)

NET ASSETS
Beginning of Year	22,785,056	31,864,821
End of Year	$10,054,182	$22,785,056

SHARE ACTIVITY
Class 1:
Shares Sold	60,523	466,987
Shares Reinvested	47,440	31,181
Shares Redeemed	(864,876)	(1,016,328)
Net decrease in shares of beneficial interest outstanding	(756,913)	(518,160)

See accompanying notes to financial statements.

Power Income VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
FROM OPERATIONS
Net investment income (loss)	$(23,829)	$90,167
Net realized gain (loss) from security transactions	(623,173)	224,961
Net change in unrealized appreciation on investments	44,807	346,948
Net increase (decrease) in net assets resulting from operations	(602,195)	662,076

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class 1	(3)	(3)
Class 2	(85,019)	(196,465)
Total Distributions to Shareholders	(85,022)	(196,468)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 1	—	—
Class 2	560,170	1,149,105
Reinvestment of distributions:
Class 1	3	3
Class 2	85,019	196,465
Payments for shares redeemed:
Class 1	—	—
Class 2	(3,994,456)	(3,129,369)
Net decrease in net assets from shares of beneficial interest	(3,349,264)	(1,783,796)

TOTAL DECREASE IN NET ASSETS	(4,036,481)	(1,318,188)

NET ASSETS
Beginning of Year	7,937,793	9,255,981
End of Year	$3,901,312	$7,937,793

SHARE ACTIVITY
Class 2:
Shares Sold	59,227	117,041
Shares Reinvested	9,607	20,192
Shares Redeemed	(444,355)	(319,535)
Net decrease in shares of beneficial interest outstanding	(375,521)	(182,302)

See accompanying notes to financial statements.

Power Momentum Index VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
FROM OPERATIONS
Net investment income (loss)	$(118,266)	$103,990
Net realized gain (loss) from security transactions	(4,848,461)	5,894,985
Net change in unrealized appreciation (depreciation) on investments	2,501,520	(134,975)
Net increase (decrease) in net assets resulting from operations	(2,465,207)	5,864,000

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class 1	(5,175,717)	(582,215)
Total distributions to shareholders	(5,175,717)	(582,215)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class 1	678,861	2,565,473
Reinvestment of distributions
Class 1	5,175,717	582,215
Payments for shares redeemed
Class 1	(9,162,775)	(10,998,648)
Net decrease in net assets resulting from shares of beneficial interest	(3,308,197)	(7,850,960)

TOTAL DECREASE IN NET ASSETS	(10,949,121)	(2,569,175)

NET ASSETS
Beginning of Year	75,088,062	77,657,237
End of Year	$64,138,941	$75,088,062

SHARE ACTIVITY
Class 1:
Shares Sold	28,314	94,793
Shares Reinvested	226,906	20,853
Shares Redeemed	(392,718)	(400,949)
Net decrease in shares of beneficial interest outstanding	(137,498)	(285,303)

See accompanying notes to financial statements.

Power Dividend Index VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 1
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019		December 31, 2018	December 31, 2017 *	December 31, 2016
Net asset value, beginning of year	$14.90	$15.56		$17.29	$15.82	$15.86
Activity from investment operations:
Net investment income (1)	0.17	0.26		0.41	0.36	0.29
Net realized and unrealized gain (loss) on investments	(1.35)	(0.71)		(1.78)	1.35	(0.18)
Total from investment operations	(1.18)	(0.45)		(1.37)	1.71	0.11
Less distributions from:
Net investment income	(0.71)	(0.21)		(0.30)	(0.24)	(0.15)
Net realized gains	—	—		(0.06)	—	—
Total distributions	(0.71)	(0.21)		(0.36)	(0.24)	(0.15)
Net asset value, end of year	$13.01	$14.90		$15.56	$17.29	$15.82
Total return (2)	(7.25)%	(2.84)%		(8.02)%	10.89%	0.67%
Net assets, at end of year (000s)	$10,054	$22,785		$31,865	$23,252	$15,043
Ratio of gross expenses to average net assets before waiver (3,6)	2.38%	1.74%		1.80%	1.95%	1.41%
Ratio of net expenses to average net assets after waiver (3,6)	2.02%	1.53	% (5)	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets before waivers (3,4,6)	0.98%	1.54%		1.96%	1.50%	1.71%
Ratio of net investment income to average net assets after waivers (3,4,6)	1.34%	1.75%		2.51%	2.20%	1.87%
Portfolio Turnover Rate	303%	495%		322%	197%	166%

*	See note 1 on change of investment strategy.

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of the investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Effective June 1, 2019, the Advisor agreed to waive expenses greater than 2.00% per annum of the Fund's average daily net assets. Prior to June 1, 2019, the Advisor waived expenses over 1.25% per annum of the Fund's average daily net assets.

(6)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	2.36%	1.74%	1.80%	1.95%	1.41%
Net expenses to average net assets	2.00%	1.53%	1.25%	1.25%	1.25%
Net investment income to average net assets before waivers	1.00%	1.54%	1.96%	1.50%	1.71%
Net investment income to average net assets after waivers	1.36%	1.75%	2.51%	2.20%	1.87%

See accompanying notes to financial statements.

Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 1
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$10.88	$10.31	$10.68	$10.41	$9.74
Activity from investment operations:
Net investment income (1)	(0.00)	0.17	0.28	0.47	0.07
Net realized and unrealized gain (loss) on investments	(0.62)	0.69	(0.39)	(0.02)	0.60
Total from investment operations	(0.62)	0.86	(0.11)	0.45	0.67
Less distributions from:
Net investment income	(0.23)	(0.29)	(0.26)	(0.18)	—
Total distributions	(0.23)	(0.29)	(0.26)	(0.18)	—
Net asset value, end of year	$10.03	$10.88	$10.31	$10.68	$10.41
Total return (2)	(5.61)%	8.39%	(1.08)%	4.32%	6.88%
Net assets, at end of year	$123	$130	$120	$122	$116
Ratio of gross expenses to average net assets before waiver (3,5)	3.51%	2.56%	2.34%	2.39%	2.04%
Ratio of net expenses to average net assets after waiver (3,5)	2.01%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets before waivers (3,4,5)	(1.48)%	0.59%	2.31%	2.31%	0.62%
Ratio of net investment income to average net assets after waivers (3,4,5)	0.02%	1.15%	2.65%	2.70%	0.66%
Portfolio Turnover Rate	207%	101%	316%	199%	365%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	3.50%	2.56%	2.34%	2.39%	2.04%
Net expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income to average net assets before waivers	(1.47)%	0.59%	2.31%	2.31%	0.62%
Net investment income to average net assets after waivers	0.03%	1.15%	2.65%	2.70%	0.66%

See accompanying notes to financial statements.

Power Income VIT Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 2
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$9.85	$9.37	$9.91	$9.79	$9.38
Activity from investment operations:
Net investment income (loss) (1)	(0.04)	0.10	0.21	0.22	0.07
Net realized and unrealized gain (loss) on investments	(0.55)	0.62	(0.53)	(0.01)	0.34
Total from investment operations	(0.59)	0.72	(0.32)	0.21	0.41
Less distributions from:
Net investment income	(0.19)	(0.24)	(0.22)	(0.09)	—
Total distributions	(0.19)	(0.24)	(0.22)	(0.09)	—
Net asset value, end of year	$9.07	$9.85	$9.37	$9.91	$9.79
Total return (2)	(5.97)%	7.72%	(3.31)%	2.12%	4.37%
Net assets, at end of year (000s)	$3,901	$7,938	$9,256	$8,931	$10,389
Ratio of gross expenses to average net assets before waiver (3,5)	4.01%	3.06%	2.84%	2.89%	2.54%
Ratio of net expenses to average net assets after waiver (3,5)	2.51%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets before waivers (3,4,5)	(1.98)%	0.49%	1.84%	1.81%	0.64%
Ratio of net investment income (loss) to average net assets after waivers (3,4,5)	(0.48)%	1.05%	2.18%	2.20%	0.68%
Portfolio Turnover Rate	207%	101%	316%	199%	365%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	4.00%	3.06%	2.84%	2.89%	2.54%
Net expenses to average net assets	2.50%	2.50%	2.50%	2.50%	2.50%
Net investment income to average net assets before waivers	(1.97)%	0.49%	1.84%	1.81%	0.64%
Net investment income to average net assets after waivers	(0.47)%	1.05%	2.18%	2.20%	0.68%

See accompanying notes to financial statements.

Power Momentum Index VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 1
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019		December 31, 2018	December 31, 2017 *	December 31, 2016
Net asset value, beginning of year	$28.15	$26.30		$33.82	$28.51	$27.13
Activity from investment operations:
Net investment income (loss) (1)	(0.05)	0.04		0.25	0.10	0.36
Net realized and unrealized gain (loss) on investments	(0.54)	2.03		(2.02)	5.85	1.10
Total from investment operations	(0.59)	2.07		(1.77)	5.95	1.46
Less distributions from:
Net investment income	(0.04)	(0.22)		(0.11)	(0.43)	(0.08)
Net realized gains	(2.17)	—		(5.64)	(0.21)	—
Total distributions	(2.21)	(0.22)		(5.75)	(0.64)	(0.08)
Net asset value, end of year	$25.35	$28.15		$26.30	$33.82	$28.51
Total return (2)	(1.20)%	7.87%		(2.66)%	20.93%	5.39%
Net assets, at end of year (000s)	$64,139	$75,088		$77,657	$82,133	$77,116
Ratio of gross expenses to average net assets before waiver (3)	1.57%	1.49%		1.50%	1.49%	1.21%
Ratio of net expenses to average net assets after waiver (3)	1.57%	1.31	% (5)	1.15%	1.19%	1.21%
Ratio of net investment income (loss) to average net assets before waivers (3,4)	(0.20)%	(0.04)%		0.40%	0.01%	1.33%
Ratio of net investment income (loss) to average net assets after waivers (3,4)	(0.20)%	0.13%		0.75%	0.31%	1.33%
Portfolio Turnover Rate	477%	526%		458%	506%	141%

*	See note 1 on change of investment strategy.

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions. Had the advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of the investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Effective June 1, 2019, the Advisor agreed to waive expenses greater than 2.00% per annum of the Fund's average daily net assets. Prior to June 1, 2019, the Advisor waived expenses over 1.25% per annum of the Fund's average daily net assets.

See accompanying notes to financial statements.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2020

1.	ORGANIZATION

The Power Dividend Index VIT Fund (formerly known as the JNF SSgA Tactical Allocation Portfolio, which was formerly known as the JNF Balanced Portfolio), the Power Income VIT Fund and the Power Momentum Index VIT Fund (formerly known as the JNF SSgA Sector Rotation Portfolio, which was formerly known as the JNF Equity Portfolio) (each a “Fund” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Funds are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including Jefferson National Life Insurance Company. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts. Jefferson National Life Insurance Company separate accounts owns approximately 91% of the shares offered by the Power Dividend Index VIT Fund, 12% of the shares offered by the Power Income VIT Fund, and 100% of the shares offered by the Power Momentum Index VIT Fund.

Each Fund currently offer two classes of shares: Class 1 shares and Class 2 shares. Class 1 and 2 shares are offered at net asset value. Each class of shares of the Funds have identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders. The Funds, income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. As of December 31, 2020 Class 2 shares of the Power Dividend Index VIT Fund and Power Momentum Index VIT Fund have not commenced operations.

The investment objective of each Fund is as follows:

Fund	Objective
Power Dividend Index VIT Fund	The primary investment objective is total return from income and capital appreciation. Capital preservation is a secondary objective of the Fund.

Power Income VIT Fund	The primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

Power Momentum Index VIT Fund	The investment objective is capital growth with a secondary objective of generating income.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standards Update (“ASU”) 2013-08.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Securities Valuation – Securities and other assets held by the Funds listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. When the market for these securities is considered active, they will be classified within Level 1 of the fair value hierarchy. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or are determined to be unreliable, securities will be valued using the “fair value” procedures approved by the Board. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii)   administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for the Funds’ investments measured at fair value:

Power Dividend Index VIT Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$9,869,034	$—	$—	$9,869,034
Money Market Funds	200,269	—	—	200,269
Total	$10,069,303	$—	$—	$10,069,303

Power Income VIT Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,768,955	$—	$—	$3,768,955
Money Market Funds	163,246	—	—	163,246
Total	$3,932,201	$—	$—	$3,932,201

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Power Momentum Index VIT Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$63,048,166	$—	$—	$63,048,166
Money Market Funds	1,188,570	—	—	1,188,570
Total	$64,236,736	$—	$—	$64,236,736

The Funds did not hold any Level 3 securities during the year.

*	Refer to the Portfolios of Investments for classification by asset class.

Security Transactions and Related Income – Security transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the term of the respective securities using the effective interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of index fund bought and sold on a securities exchange. An ETN trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETN generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETN could result in it being more volatile. Additionally, ETNs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – The following table summarizes each Fund’s investment income and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Power Dividend Index VIT Fund	Quarterly	Annually
Power Income VIT Fund	Annually	Annually
Power Momentum Index VIT Fund	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2019, or expected to be taken in the Fund’s December 31, 2020 year-end tax return. The Funds identify their major tax jurisdictions as U.S. federal and Ohio. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to the following:

Fund	Purchases	Sales
Power Dividend Index VIT Fund	$33,485,319	$43,137,419
Power Income VIT Fund	10,103,209	13,606,219
Power Momentum Index VIT Fund	274,486,998	283,412,842

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

W.E. Donoghue & Co., LLC. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of the daily operations of the Funds and the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Funds’ average daily net assets.

For the year ended December 31, 2020, earned advisory fees for the Funds were as follows:

Fund	Advisory Fees
Power Dividend Index VIT Fund	$111,893
Power Income VIT Fund	50,025
Power Momentum Index VIT Fund	592,550

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2021 for the Dividend Index VIT Fund, the Income VIT Fund and Momentum Index VIT Fund, to ensure that Total Annual Fund Operating Expenses After Expense Waiver and Reimbursements (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation)) for Power Dividend Index VIT Fund, Power Income VIT Fund, and Power Momentum Index VIT Fund do not exceed 2.00% and 2.50%, of the Funds’ average daily net assets for Class 1 and Class 2 shares, respectively.

During the year ended December 31, 2020, the Advisor waived fees/reimbursed expenses pursuant to the Waiver Agreement for the Funds as follows:

Fund	Fees Waived by the Advisor
Power Dividend Index VIT Fund	$40,282
Power Income VIT Fund	74,925

If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through December 31 of the years indicated:

	Recapture through	Recapture through	Recapture through
Fund	December 31, 2021	December 31, 2022	December 31, 2023	Total
Power Dividend Index VIT Fund	$54,956	$10,297	$40,282	$105,535
Power Income VIT Fund	30,842	49,184	74,925	154,951

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”) .. The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plans, the Power Dividend Index VIT Fund and the Power Momentum Index VIT Fund may pay 0.25% and 0.50% per year of the average daily net assets of Class 1 and Class 2 shares, respectively. Under the Plans, the Power Income VIT Fund may pay 0.50% per year of the average daily net assets of Class 2 Shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended December 31, 2020, there were no underwriting commissions paid for sales of Class 1 or Class 2 shares, respectively.

For the year ended December 31, 2020, the Funds incurred distribution fees under the Plans as follows:

Fund	Class 1	Class 2
Power Dividend Index VIT Fund	$27,973	$—
Power Income VIT Fund	—	25,012
Power Momentum Index VIT Fund	148,137	—

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	SECURITY LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Funds can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Funds’ security lending procedures. The Funds continue to receive interest or dividends on the securities loaned. The Funds have the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Funds could experience delays or losses on recovery. Additionally, the Funds are subject to the risk of loss from investments made with the cash received as collateral. The Funds manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

As of December 31, 2020, the Funds did not have any securities on loan.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at December 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Power Dividend Index VIT Fund	$9,834,542	$379,212	$(144,451)	$234,761
Power Income VIT Fund	3,766,026	167,851	(1,676)	166,175
Power Momentum Index VIT Fund	61,725,222	3,403,306	(891,792)	2,511,514

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the fiscal years ended December 31, 2020 and December 31, 2019 was as follows:

	For the year ended December 31, 2020
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Power Dividend Index VIT Fund	$547,054	$—	$—	$547,054
Power Income VIT Fund	85,022	—	—	85,022
Power Momentum Index VIT Fund	5,175,717	—	—	5,175,717

	For the year ended December 31, 2019
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Power Dividend Index VIT Fund	$455,157	$—	$—	$455,157
Power Income VIT Fund	196,468	—	—	196,468
Power Momentum Index VIT Fund	582,215	—	—	582,215

As of December 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Post October	Capital Loss	Unrealized	Total
	Ordinary	Loss and	Carry	Appreciation/	Accumulated
Fund	Income	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
Power Dividend Index VIT Fund	$122,366	$—	$(7,250,781)	$234,761	$(6,893,654)
Power Income VIT Fund	—	—	(833,882)	166,175	(667,707)
Power Momentum Index VIT Fund	—	—	(4,817,518)	2,511,514	(2,306,004)

The difference between book basis and tax basis accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for grantor trusts.

At December 31, 2020, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital loss carryforwards utilized as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total	Utilized
Power Dividend Index VIT Fund	$6,056,746	$1,194,035	$7,250,781	$—
Power Income VIT Fund	661,495	172,387	833,882	—
Power Momentum Index VIT Fund	4,817,518	—	4,817,518	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and distributions in excess, resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2020 as follows:

	Paid In	Accumulated
Fund	Capital	Earnings (Losses)
Power Dividend Index VIT Fund	$—	$—
Power Income VIT Fund	(19,814)	19,814
Power Momentum Index VIT Fund	(148,149)	148,149

Power VIT Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholders listed below held, for the benefit of others, more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the respective Funds. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

Shareholder	Fund	Percent
Jefferson National Life Insurance Co.	Power Dividend Index VIT Fund	90.85%
Nationwide Life Insurance Co.	Power Income VIT Fund	69.88%
Jefferson National Life Insurance Co.	Power Momentum Index VIT Fund	100.00%

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. The Board has determined based on the recommendation of the investment adviser that it is in the best interests of the Portfolio and its shareholders that the Power Income VIT Fund cease operations. The Board has decided to close the Power Income VIT Fund and redeem all remaining outstanding shares on March 18, 2021. Management has determined that no other events or transactions occurred requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Northern Lights Variable Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Power Income VIT Fund, Power Dividend Index VIT Fund, and Power Momentum Index VIT Fund, each a fund constituting the Northern Lights Variable Trust (the “Funds”), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended December 31, 2017 were audited by other auditors whose reports, dated February 15, 2018, expressed unqualified opinions on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 19, 2021

We have served as the auditor of one or more Power Funds investment companies since 2018.

Power VIT Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2020

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Funds’ expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

					Hypothetical
			Actual		(5% return before
					expenses)
	Fund’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account	Value	During	Value	During
	Ratio	Value 7/1/20	12/31/20	Period*	12/31/20	Period
Power Dividend Index	2.00%	$1,000.00	$1,105.60	$ 10.59	$1,015.08	$ 10.13
VIT Fund Class 1
Power Income VIT Fund	2.01%	$1,000.00	$1,034.20	$ 10.28	$1,015.03	$ 10.18
Class 1
Power Income VIT Fund	2.51%	$1,000.00	$1,031.40	$12.82	$1,012.51	$ 12.70
Class 2
Power Momentum Index	1.57%	$1,000.00	$1,291.80	$ 9.04	$1,017.24	$ 7.96
VIT Fund Class 1

*	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2020

Power Dividend Index VIT Fund (“Power Dividend VIT”) Power Income VIT Fund (Power Income VIT”), Power Momentum Index VIT Fund (“Power Momentum VIT”, (Adviser–W.E. Donoghue, LLC)

In connection with the regular meeting held on September 23-25, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between W.E. Donoghue & Co., LLC (“Adviser”) and the Trust, with respect to the Power Dividend VIT, Power Income VIT and Power Momentum VIT (referred to as the “Power Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser was founded in 1986 and had $1.1 billion in combined assets under management and advisement, providing rules-based tactical allocation strategies and professional investment management services to individuals, corporations and institutions. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Power Funds, taking into account their education and noting the investment team’s diverse financial industry experience. The Trustees reviewed the investment process for the Power Funds, noting that the adviser’s index funds attempted to replicate and track customized sector specific indexes using technical indicators. They further noted that Power Floating used a macro, top-down, credit-driven fundamental approach to examine and invest in asset classes with low or negative correlation. The Trustees discussed the Adviser utilized an order management system to monitor compliance with each Fund’s investment limitations, which automatically sent notifications to the Adviser. They commented that the Adviser’s CCO and CIO perform a quarterly best execution review of broker dealers for overall quality and service and recently expanded its broker list to offer more options for trade execution. They noted that the Adviser had been working remotely and operated effectively since the outbreak of COVID-19. The Trustees concluded that in spite of challenges, the Adviser remained consistent to their active trading and defensive style and continued to dedicate sufficient resources to support the Power Funds.

Performance.

Power Dividend VIT. The Trustees noted that the Fund underperformed its peer group median and Morningstar category median over the one-year, three-year, five-year, and since inception periods.

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2020

They further noted that one favorable characteristic of the Fund was its Standard Deviation, which ranked in the 1st quartile for all periods. The Trustees expressed their concern about the viability of the Fund and requested that the Adviser provide the Trustees a written report on its efforts to improve performance within three months. They acknowledged the Fund’s underperformance and expressed concern regarding the viability of the Fund but agreed that they should be allowed an opportunity to improve the Fund’s performance.

Power Income VIT. The Trustees acknowledged that the Fund’s assets had decreased by approximately 49% for the fiscal year ended June 30, 2020. They reviewed the Fund’s performance noting that the Fund underperformed its Morningstar category median for the one-year, three-year, and five-year periods, but outperforming since inception. They Trustees evaluated the Fund’s risk metrics, acknowledging that the Fund’s Standard Deviation ranked in the 1st quartile of the peer group for all periods. The Trustees further noted that the Adviser committed to review its investment models and report back to the Trustees on potential opportunities to increase Fund performance.

Power Momentum VIT. The Trustees noted that the Fund received a one-star Morningstar rating and had experienced a decrease in assets by approximately 32% for the fiscal year ended June 30, 2020. The Trustees reviewed the Fund’s performance, acknowledging that like most of the other Power Funds, the Fund underperformed its peer group median and Morningstar category median for the one-year and three-year periods, and since inception relative to the category. The Trustees agreed that the Adviser should report back to the Trustees with a written plan for improving the Fund’s performance.

Fees and Expenses.

Power Dividend VIT. The Trustees considered the advisory fee of 1.00%, noting that it was significantly higher than its peer group median and its Morningstar category median of 0.55% and 0.65%, respectively. The Trustees discussed that the Adviser’s justification for the fee was due to the Adviser’s risk management and ability to offer downside protection. The Trustees discussed the Fund’s net expense ratio of 1.53%, noting that it too, was significantly higher than its peer group median and its Morningstar category median. The Trustees noted the adviser’s intention to renew the current expense caps for the Fund but requested that the Adviser consider modifying the expense cap to provide additional benefits to shareholders. After further discussion, the Trustees concluded that the advisory fee of the Fund was not unreasonable.

Power Income VIT. The Trustees considered the Adviser’s advisory fee of 1.00%, noting that it was higher than its peer group median and peer group average of 0.65% and 0.67%, respectively. The Trustees discussed the Fund’s net expense ratio of 2.00%, noting that it was significantly higher than its peer group median and Morningstar category median. The Trustees noted the Adviser’s intention to renew the current expense caps for the Fund but requested that the Adviser consider modifying the expense cap to provide additional benefits to shareholders. After further discussion, the Trustees concluded that the advisory fee of the Fund was not unreasonable.

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2020

Power Momentum VIT. The Trustees considered the Adviser’s advisory fee of 1.00%, noting that it was higher than its peer group median and peer group average of 0.72%. The Trustees discussed the Fund’s net expense ratio of 1.31%, noting that it was higher than its peer group median and Morningstar category median. The Trustees noted the Adviser’s intention to renew the current expense caps for the Fund but requested that the Adviser consider modifying the expense cap to provide additional benefits to shareholders. The Trustees After further discussion, the Trustees concluded that the advisory fee of the Fund was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser. The Trustees examined the Adviser’s responses and noted that the Adviser’s calculations demonstrated profitability for each Fund ranged considerably, including some losses, but determined that the Adviser’s profitability with respect to each Fund was not unreasonable. After further discussion, the Trustees concluded that the Adviser’s profitability relating to each Fund was not excessive.

Economies of Scale. The Trustees noted that the Power Funds collectively lost a large amount of assets under management over the past twelve months. The Trustees observed that the Adviser was willing to consider adding a breakpoint at $1.0 billion of assets for each Fund as assets grow. The Trustees discussed the benefits to shareholders of the expense cap arrangements.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the renewal of the Advisory Agreement with WEDCO was in the best interest of each Fund and its respective shareholders

Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Power Funds.

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012).Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/20-NLVT-v2

Power VIT Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014- 2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2020, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Portfolios managed by the Adviser. The Portfolios do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

12/31/20-NLVT-v2

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

W.E. Donoghue & Co., LLC.

One International Place Suite 2920

Boston, MA 02110

ADMINISTRATOR

Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

POWERVIT-AR20

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees                                                  2018         2019      2020

Power Dividend Index VIT Fund         $14,000    $14,400 $14,775

Power Momentum Index VIT Fund      $14,000   $14,400  $14,775

Power Income VIT Fund                     $14,500     $14,900  $15,280

(b)    Audit-Related Fees                                    2018         2019       2020

Power Dividend Index VIT Fund           None        None        None

Power Momentum Index VIT Fund        None        None       None

Power Income VIT Fund                        None       None       None

(c)     Tax Fees                                                  2018         2019      2020

Power Dividend Index VIT Fund           $3,100        $3,200    $3,275

Power Momentum Index VIT Fund       $3,100        $3,200    $3,275

Power Income VIT Fund                      $3,100        $3,200    $3,275

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)    All Other Fees                                               2018         2019          2020

Power Dividend Index VIT Fund             None         None          None

Power Momentum Index VIT Fund          None         None          None

Power Income VIT Fund                         None          None          None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Power Dividend Index VIT Fund	2018	2019	2020
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Power Momentum Index VIT Fund	2018	2019	2020
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Power Income VIT Fund	2018	2019	2020
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2018	2019	2020
Power Dividend Index Fund	$3.100	$3,200	$3,275
Power Momentum Index Fund	$3,100	$3,200	$3,275
Power Income VIT Fund	$3,100	$3,200	$3,275

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/1/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/1/21

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/1/21